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                                                                   EXHIBIT 10.32


                     FIRST AMENDMENT TO CONSULTING AGREEMENT

         This FIRST AMENDMENT TO CONSULTING AGREEMENT, ("Amendment") is made and entered into as of May 30, 1998, by and among Inland Entertainment Corporation, a Utah corporation (the "Company"), and Torrey Pines Consultants, Inc., a California corporation (the "Consultant").

                                    RECITALS

WHEREAS the parties hereto have previously entered into that certain Consulting Agreement (the "Agreement") dated February 13, 1998; and

WHEREAS the parties desire and intend to amend and modify the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, receipt of which is acknowledged hereby, Company and Consultant hereby agree as follows:

1. Incorporation by Reference. The parties hereto incorporate by reference herein each and every covenant, term and condition contained in the Agreement as if more fully set forth herein, subject only to the amendment and modifications contained in this Amendment.

2. Amendment & Modification. In accordance with the provisions of Section 15 of the Agreement, the parties hereby amend and modify the Agreement as follows:

   (A) Consulting Services. Section 1.1 is amended as follows:

       "1.1 Scope and Term. During the period from February 13, 1998, through February 13, 1999, the ("Consultation Period"), the Consultant agrees to provide consulting services from time to time to the Company. During the Consultation Period, the Consultant shall be engaged by the Company in a consulting capacity to tender such advisory services and projects as the Consultant may be assigned from time to time by the Chairman of the Board of the Company for matters specifically relating to the Barona Casino and the Barona Band of Mission Indians. The Consultant shall submit a written report regarding the project assignment and/or services rendered within 15 days of the end of each month of the Consultation Period (the "Due Date"). If Consultant fails to submit this written report to the Chairman of the Board within 30 days of the Due Date, payment to the Consultant under Section 2 shall be suspended. It is further agreed that either party may terminate this agreement upon 30 days prior written notice. In the event that Company terminates this agreement prior to the end of the Consultation Period, the Consultant shall receive all unpaid compensation due as set forth in Section 2 and shall also receive vesting in the Stock options as set forth in Section 2.1 as if this agreement was not terminated by Company. THE PARTIES HERETO SHALL HAVE THE OPTION TO RENEW AND/OR EXTEND THIS AGREEMENT BEYOND THE INITIAL CONSULTATION PERIOD. THE PARTY SEEKING THE EXTENSION OR RENEWAL OF THIS AGREEMENT SHALL PROVIDE THE OTHER PARTY WITH WRITTEN NOTICE OF THE SAME 30 DAYS PRIOR TO


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THE EXPIRATION OF THE INITIAL CONSULTATION PERIOD. UPON RECEIPT OF SUCH WRITTEN
NOTICE, THE PARTIES SHALL ENDEAVOR IN GOOD FAITH TO REACH AN AGREEMENT REGARDING THE EXTENSION OR RENEWAL OF THIS AGREEMENT. HOWEVER, NEITHER PARTY IS HEREBY OBLIGATED TO EXTEND OR RENEW THIS AGREEMENT AND ANY SUCH EXTENSION OR RENEWAL SHALL BE UPON TERMS AND CONDITIONS AS MAY BE AGREED BY THE PARTIES."

   (B) Compensation. Section 2 is hereby amended as follows:

2. "Compensation During Consultation Period. During the Consultation Period, so long as its sole shareholder is physically and mentally able, the Consultant shall render consultative services to the Company as provided in Section 1 of this Agreement. The Company shall pay the Consultant as compensation for its services for the one (1) year period commencing on February 13, 1998, and ending February 13, 1999 THE SUM OF $12,500 PER MONTH TOGETHER WITH A RETAINER OF $5,500. ALL PERIODIC PAYMENTS HEREIN SHALL BE PAID on the 10th day following the end of each month of the Consultation Period. Such payments shall not be made in the event of the death of the Consultant's sole shareholder or his disability during the Consultation Period. Furthermore, compensation shall cease upon the termination of this Agreement, OR ANY EXTENSION OR MODIFICATION HEREOF, except as provided above. The Consultant shall not be entitled to any payments other than as set forth in this Section 2."

3. Entire Agreement/Merger. This Amendment together with the Agreement contains the entire and complete understanding among the parties concerning its subject matter and all representations , agreements, arrangements and understandings between or among the parties, whether oral or written, have been fully merged herein and are superceded hereby.

4. Severability. In the event that any one or more of the provisions contained herein (or parts thereof), or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of the rights and privileges shall be enforceable to the fullest extent permitted by law.

5. Binding Effect. (a) This Amendment shall be binding upon and inure to the benefit of the Consultant and any successor of or to the Company, including, without limitation, any persons acquiring directly or indirectly all or substantially all of the business and/or assets of the Company whether by purchase, merger, consolidation, reorganization or otherwise (and successor shall thereafter be deemed included in the definition of the Company for purposes of this Amendment), but shall not otherwise be assignable or delegable by the Company. Unless the Consultant otherwise agrees the Company's obligations hereunder shall not be terminated by any such acquisition of all or substantially all of the business and/or assets of the Company.

                   (b) This Amendment shall inure to the benefit of and be enforceable by the Consultant's and its sole shareholder's personal or legal representatives, executors, administrators, successors, heirs, distributees and/or legatees.

                   (c) This Amendment is personal in nature and neither of the parties hereto shall, without the consent of the other, assign, transfer or delegate this Amendment or any rights or obligations hereunder except as expressly provided in subparagraph (a) of this Paragraph.

                   (d) This Amendment is intended to be for the exclusive benefit of the parties hereto, and no third party shall have any rights hereunder.


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6. Amendment/Waiver. This Amendment may be modified, amended, supplemented, and/or rescinded only through an express written instrument signed by all of the parties or their respective successors and assigns. Any party may specifically and expressly waive in writing any portion of this Amendment or any breach hereof, but no such waiver shall constitute a further or continuing waiver of any preceding of succeeding breach of the same or any other provision. The consent by one party to any act for which such consent was required shall not be deemed to imply consent or waiver of the necessity of obtaining such consent for the same or similar acts in the future.

         IN WITNESS WHEREOF, the parties have executed and delivered this FIRST AMENDMENT TO CONSULTING AGREEMENT.


Dated:      6/24/98                             Inland Entertainment Corporation
      -------------------------------           a Utah corporation


                                                By: /s/ L. DONALD SPEER, II
                                                    ----------------------------
                                                    L. Donald Speer, II
                                                    Chairman of the Board

Dated:      6/26/98                             Torrey Pines Consultants, Inc.
       ------------------------------           a California corporation


                                                By: /s/ ARTHUR R. PFIZENMAYER
                                                    ----------------------------
                                                    Arthur R. Pfizenmayer
                                                    President


           (Signature Page to First Amendment to Consulting Agreement)


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